UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 12, 2006
Immediatek, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-26073	86-0881193

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10488 Brockwood Road
Dallas, Texas	75238

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (972) 852-2876

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters related to Accountants and Financial Statements
Item 4.01 Changes in Registrant’s Certifying Accountant.
     On September 12, 2006, Immediatek, Inc., or the Company, dismissed Beckstead and Watts, LLP as its independent registered public accounting firm. The decision was approved by the Board of Directors of the Company on that date.
     Except as set forth in this paragraph, the reports of Beckstead and Watts, LLP on the Company’s consolidated balance sheets as of December 31, 2005 and 2004, including as restated, and the related consolidated statements of operations, changes in stockholders’ equity and cash flows for the years ended December 31, 2005 and 2004, including as restated, respectively, did not contain an adverse opinion or disclaimer of opinion and the reports were not modified as to uncertainty, audit scope or accounting principles. The reports of Beckstead and Watts, LLP, however, contained an explanatory paragraph relating to the ability of the Company to continue as a going concern.
     During the Company’s fiscal years ended December 31, 2005 and 2004 and during the subsequent interim periods preceding the dismissal, there were no disagreements, whether or not resolved, with Beckstead and Watts, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Beckstead and Watts, LLP, would have caused Beckstead and Watts, LLP to make reference to the subject matter of the disagreements in connection with its report on the financial statements for those years.
     The Company requested that Beckstead and Watts, LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company’s statements in this Item 4.01. A copy of the letter furnished by Beckstead and Watts, LLP in response to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.
     On September 13, 2006, the Company engaged KBA Group LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2006 and the interim periods following the engagement of KBA Group LLP. During the two most recent fiscal years and the interim periods preceding the engagement of KBA Group LLP, the Company has not consulted with KBA Group LLP regarding:
(i)	the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither written nor oral advice was provided that was an important factor considered by the Company in reaching a decision as to the accounting for an auditing or financial reporting issue; or

(ii)	any matter that was the subject of a disagreement or event identified in response to paragraph (a)(1)(iv) of Item 304 of Regulation S-B.

Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(a)       Financial statements of businesses acquired.
Not applicable.
(b)      Pro forma financial information.
Not applicable.
(c)       Shell company transactions.
Not applicable.
(d)      Exhibits.
             The following exhibits are filed or furnished, depending on the relative item requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-B and Instruction B.2 to this form.

Exhibit
Number	Description of Exhibit

16.1	Letter from Beckstead and Watts, LLP.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Immediatek, Inc.,
a Nevada corporation

Date: September 15, 2006	By: Name:	/s/ PAUL MARIN Paul Marin
	Title:	President & Secretary

INDEX TO EXHIBITS

Exhibit
Number	Description of Exhibit

16.1	Letter from Beckstead and Watts, LLP.
Exhibit Index